Exhibit 99.2

Quarterly Financial Supplement

First Quarter 2023
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
1st Quarter 2023

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.

RGA also uses a non-GAAP financial measure called adjusted operating income, excluding notable items. Notable items currently represent the financial impact of RGA's assumption reviews on business subject to LDTI, reflected in future policy benefits remeasurement (gains) losses. In addition, notable items may in the future periods include other items RGA believes may not be indicative of future performance. A reconciliation of income before income taxes of the operating segments to adjusted operating income, excluding notable items, before income taxes is presented in the appendix.

RGA evaluates its shareholders’ equity and book value per share position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments, updated discount rate assumptions on liability for future policy benefits, changes in instrument-specific credit risk associated with market-risk benefit liabilities, and foreign currency translation. A reconciliation of RGA, Inc. shareholders’ equity and book value per share before and after the impact of AOCI is presented in the appendix.

RGA uses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding year-to-date notable items and AOCI.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended						Current Qtr
(USD millions, except in force & per share and shares data)	March 31,	Dec. 31,	Sept. 30,	June 30,		March 31,	vs. PY
	2023	2022	2022	2022		2022	Quarter
Net premiums	$3,385	$3,446	$3,247	$3,230		$3,155	$230
Net income (loss) available to RGA's shareholders	252	291	(76)	105		197	55
Adjusted operating income	349	312	16	316		283	66
Adjusted operating income excluding notable items (1)	349	266	263	299		283	66
Return on equity	7.8%	6.8%	8.3%	8.2%		11.6%	(3.8)%
Adjusted operating return on equity (ex AOCI)	11.2%	10.5%	9.2%	7.2%		7.1%	4.1%
Adjusted operating return on equity (ex AOCI and notable items (1))	13.1%	12.5%	11.7%	8.6%		8.7%	4.4%
Total assets	$89,120	$84,904	$82,819	$84,875		$90,288	$(1,168)
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,676.8	$1,672.2	$1,662.7	$1,650.5		$1,645.1	$31.7
U.S. and Latin America Financial Solutions	5.2	5.2	5.3	5.3		5.3	(0.1)
Canada Traditional	469.5	463.6	448.7	477.2		484.5	(15.0)
Europe, Middle East and Africa Traditional	759.6	735.4	671.3	756.4		850.7	(91.1)
Asia Pacific Traditional	508.2	518.6	479.4	486.1		508.4	(0.2)
Asia Pacific Financial Solutions	7.4	5.7	5.2	5.4	(2)	1.1	6.3
Total assumed life reinsurance in force	$3,426.7	$3,400.7	$3,272.6	$3,380.9		$3,495.1	$(68.4)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$34.1	$36.4	$37.3	$32.7		$39.5	$(5.4)
Canada Traditional	10.8	11.9	10.8	12.8		12.7	(1.9)
Europe, Middle East and Africa Traditional	30.1	35.6	38.2	45.1		50.5	(20.4)
Asia Pacific Traditional	3.9	8.6	14.4	5.7		16.6	(12.7)
Asia Pacific Financial Solutions	1.7	—	—	—		0.1	1.6
Total assumed new business production	$80.6	$92.5	$100.7	$96.3		$119.4	$(38.8)
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income (loss)	$3.77	$4.36	$(1.13)	$1.57		$2.93	$0.84
Adjusted operating income (loss)	$5.22	$4.67	$0.24	$4.71		$4.22	$1.00
Diluted earnings per share (3)
Net income (loss)	$3.72	$4.30	$(1.13)	$1.55		$2.91	$0.81
Adjusted operating income (loss)	$5.16	$4.60	$0.24	$4.67		$4.18	$0.98
Wgt. average common shares outstanding
Basic	66,779	66,748	66,936	66,996		67,104	(325)
Diluted	67,615	67,793	67,663	67,620		67,649	(34)
Common shares issued	85,311	85,311	85,311	85,311		85,311	—
Treasury shares	18,771	18,635	18,484	18,304		18,323	448
Common shares outstanding	66,540	66,676	66,827	67,007		66,988	(448)
Book value per share	$114.60	$106.19	$101.08	$110.27		$118.62	$(4.02)
Per share effect of AOCI	$(21.96)	$(28.07)	$(29.60)	$(22.15)		$(12.82)	$(9.14)
Book value per share, excluding AOCI	$136.56	$134.26	$130.68	$132.42		$131.44	$5.12
Stockholders’ dividends paid	$53	$53	$54	$49		$49	$4

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) During the quarter, the Company changed its calculation for assumed life reinsurance in force, resulting in an increase for the quarter.
(3) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$3,385	$3,446	$3,247	$3,230	$3,155	$230
Net investment income	856	828	769	754	810	46
Investment related gains (losses), net	(77)	(6)	(154)	(240)	(139)	62
Other revenue	87	89	188	159	91	(4)
Total revenues	4,251	4,357	4,050	3,903	3,917	334
Benefits and expenses:
Claims and other policy benefits	3,063	3,125	3,048	2,938	2,871	192
Future policy benefits remeasurement (gains) losses	(26)	(11)	226	18	58	(84)
Market risk benefits remeasurement (gains) losses	14	(19)	23	40	(34)	48
Interest credited	215	214	189	138	141	74
Policy acquisition costs and other insurance expenses	331	323	341	336	344	(13)
Other operating expenses	250	289	251	242	227	23
Interest expense	50	54	46	42	42	8
Collateral finance and securitization expense	3	1	3	2	1	2
Total benefits and expenses	3,900	3,976	4,127	3,756	3,650	250
Income (loss) before income taxes	351	381	(77)	147	267	84
Provision for income taxes	98	88	(2)	41	70	28
Net income (loss)	253	293	(75)	106	197	56
Net income attributable to noncontrolling interest	1	2	1	1	—	1
Net income (loss) available to RGA's shareholders	$252	$291	$(76)	$105	$197	$55
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$351	$381	$(77)	$147	$267	$84
Investment and derivative (gains) losses (1)	127	(46)	152	201	118	9
Market risk benefits remeasurement (gains) losses	14	(19)	23	40	(34)	48
Change in fair value of funds withheld embedded derivatives (1)	(37)	67	17	56	33	(70)
Funds withheld (gains) losses - investment income	—	2	4	10	8	(8)
EIA embedded derivatives - interest credited	(7)	1	(10)	(27)	(17)	10
Investment (income) loss on unit-linked variable annuities	—	2	5	8	9	(9)
Interest credited on unit-linked variable annuities	—	(2)	(5)	(8)	(9)	9
Interest expense on uncertain tax positions	—	—	—	—	—	—
Other	8	1	(71)	(11)	1	7
Adjusted operating income before income taxes	456	387	38	416	376	80
Notable items (2)	—	(61)	326	(23)	—	—
Adjusted operating income before income taxes excluding notable items	$456	$326	$364	$393	$376	$80

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
After-tax adjusted operating income reconciliation:
GAAP net income (loss) attributable to RGA	$252	$291	$(76)	$105	$197	$55
Investment and derivative (gains) losses (1)	102	(14)	120	154	92	10
Market risk benefits remeasurement (gains) losses	11	(15)	18	32	(27)	38
Change in fair value of funds withheld embedded derivatives (1)	(29)	53	14	44	26	(55)
Funds withheld (gains) losses - investment income	—	2	3	8	6	(6)
EIA embedded derivatives - interest credited	(6)	1	(8)	(22)	(13)	7
Investment (income) loss on unit-linked variable annuities	—	2	4	6	7	(7)
Interest credited on unit-linked variable annuities	—	(2)	(4)	(6)	(7)	7
Interest expense on uncertain tax positions	—	—	—	—	—	—
Other	6	1	(56)	(9)	1	5
Uncertain tax positions and other tax related items	12	(9)	—	3	1	11
Net income attributable to noncontrolling interest	1	2	1	1	—	1
Adjusted operating income	349	312	16	316	283	66
Notable items (2)	—	(46)	247	(17)	—	—
Adjusted operating income excluding notable items	$349	$266	$263	$299	$283	$66

Diluted earnings per share - adjusted operating income (loss) (3)	$5.16	$4.60	$0.24	$4.67	$4.18	$0.98
Diluted earnings per share - adjusted operating income (loss) excluding notable items (3)	$5.16	$3.91	$3.92	$4.41	$4.18	$0.98
Foreign currency effect on (4):
Net premiums	$(112)	$(164)	$(160)	$(119)	$(47)	$(65)
Adjusted operating income (loss) before income taxes	$(16)	$(18)	$(11)	$(16)	$(3)	$(13)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Assets
Fixed maturity securities available-for-sale, at fair value	$56,085	$52,901	$50,495	$53,294	$57,922
Equity securities, at fair value	138	134	137	127	139
Mortgage loans	6,833	6,590	6,558	6,544	6,535
Policy loans	1,221	1,231	1,202	1,218	1,221
Funds withheld at interest	5,976	6,003	6,177	6,393	6,737
Limited partnerships and real estate joint ventures	2,405	2,327	2,197	2,074	1,943
Short-term investments	246	154	225	272	315
Other invested assets	1,111	1,140	1,049	1,036	1,090
Total investments	74,015	70,480	68,040	70,958	75,902
Cash and cash equivalents	3,294	2,927	3,512	2,556	2,709
Accrued investment income	672	630	628	572	578
Premiums receivable and other reinsurance balances	3,114	3,013	2,820	2,884	2,882
Reinsurance ceded receivables and other	2,723	2,671	2,650	2,829	3,015
Deferred policy acquisition costs	4,257	4,128	4,004	3,935	3,906
Other assets	1,045	1,055	1,165	1,141	1,296
Total assets	$89,120	$84,904	$82,819	$84,875	$90,288
Liabilities and equity
Future policy benefits	$38,222	$35,689	$33,724	$37,028	$42,406
Interest-sensitive contract liabilities	30,405	30,342	30,043	28,762	27,836
Market risk benefits, at fair value	261	247	259	271	233
Other policy claims and benefits	2,558	2,480	2,366	2,447	2,557
Other reinsurance balances	851	725	889	557	540
Deferred income taxes	1,446	1,383	1,350	1,383	1,480
Other liabilities	3,206	2,906	3,136	3,129	3,366
Long-term debt	4,455	3,961	4,207	3,667	3,667
Collateral finance and securitization notes	—	—	—	152	166
Total liabilities	81,404	77,733	75,974	77,396	82,251
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,506	2,502	2,493	2,478	2,465
Retained earnings	8,336	8,169	7,936	8,067	8,014
Treasury stock	(1,756)	(1,720)	(1,697)	(1,673)	(1,675)
Accumulated other comprehensive income (loss), net of taxes (AOCI):
Accumulated currency translation adjustment	(94)	(116)	(147)	3	8
Unrealized (depreciation) appreciation of securities	(4,393)	(5,496)	(5,788)	(3,549)	(10)
Effect of updating discount rates on future policy benefits	3,034	3,755	3,989	2,122	(795)
Change in instrument-specific credit risk for market risk benefits	14	13	19	(9)	(11)
Pension and postretirement benefits	(22)	(27)	(51)	(51)	(50)
Total RGA, Inc. stockholders’ equity	7,626	7,081	6,755	7,389	7,947
Noncontrolling interest	90	90	90	90	90
Total equity	7,716	7,171	6,845	7,479	8,037
Total liabilities and equity	$89,120	$84,904	$82,819	$84,875	$90,288
Total RGA, Inc. stockholders’ equity, excluding AOCI	$9,087	$8,952	$8,733	$8,873	$8,805

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$1,615	$1,778	$1,640	$1,631	$1,541	$74
Net investment income	193	224	201	186	289	(96)
Investment related gains (losses), net	(1)	6	8	19	15	(16)
Other revenue	5	5	6	10	6	(1)
Total revenues	1,812	2,013	1,855	1,846	1,851	(39)

Benefits and expenses:
Claims and other policy benefits	1,447	1,642	1,520	1,524	1,447	—
Future policy benefits remeasurement (gains) losses	7	10	160	(11)	103	(96)
Interest credited	18	17	18	17	17	1
Policy acquisition costs and other insurance expenses	175	178	182	181	181	(6)
Other operating expenses	44	52	44	45	43	1
Total benefits and expenses	1,691	1,899	1,924	1,756	1,791	(100)

Income (loss) before income taxes	$121	$114	$(69)	$90	$60	$61

Loss and expense ratios:
Loss ratio (1)	90.0%	92.9%	102.4%	92.8%	100.6%	(10.6)%
Policy acquisition costs and other insurance expenses	10.8%	10.0%	11.1%	11.1%	11.7%	(0.9)%
Other operating expenses	2.7%	2.9%	2.7%	2.8%	2.8%	(0.1)%

Foreign currency effect on (2):
Net premiums	$2	$1	$—	$1	$—	$2
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$1,615	$1,778	$1,640	$1,631	$1,541	$74
Net investment income	193	224	201	186	289	(96)
Other revenue	5	5	6	10	6	(1)
Total revenues	1,813	2,007	1,847	1,827	1,836	(23)

Benefits and expenses:
Claims and other policy benefits	1,447	1,642	1,520	1,524	1,447	—
Future policy benefits remeasurement (gains) losses	7	10	160	(11)	103	(96)
Interest credited	18	17	18	17	17	1
Policy acquisition costs and other insurance expenses	175	178	182	181	181	(6)
Other operating expenses	44	52	44	45	43	1
Total benefits and expenses	1,691	1,899	1,924	1,756	1,791	(100)

Adjusted operating income (loss) before notable items and income taxes	122	108	(77)	71	45	77
Notable items (1)	—	—	170	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$122	$108	$93	$71	$45	$77

Loss and expense ratios:
Loss ratio (2)	90.0%	92.9%	102.4%	92.8%	100.6%	(10.6)%
Policy acquisition costs and other insurance expenses	10.8%	10.0%	11.1%	11.1%	11.7%	(0.9)%
Other operating expenses	2.7%	2.9%	2.7%	2.8%	2.8%	(0.1)%

Foreign currency effect on (3):
Net premiums	$2	$1	$—	$1	$—	$2
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$163	$24	$13	$14	$15	$148
Net investment income	280	287	265	246	256	24
Investment related gains (losses), net	20	(128)	(41)	(80)	(93)	113
Other revenue	25	25	29	31	26	(1)
Total revenues	488	208	266	211	204	284

Benefits and expenses:
Claims and other policy benefits	199	52	41	43	69	130
Future policy benefits remeasurement (gains) losses	(4)	(2)	(5)	(1)	(20)	16
Market risk benefits remeasurement (gains) losses	14	(19)	23	40	(34)	48
Interest credited	129	148	130	101	107	22
Policy acquisition costs and other insurance expenses	46	47	36	45	41	5
Other operating expenses	11	14	11	12	9	2
Total benefits and expenses	395	240	236	240	172	223

Income (loss) before income taxes	$93	$(32)	$30	$(29)	$32	$61

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$163	$24	$13	$14	$15	$148
Net investment income	276	286	264	250	258	18
Other revenue	25	25	29	31	26	(1)
Total revenues	464	335	306	295	299	165

Benefits and expenses:
Claims and other policy benefits	199	52	41	43	69	130
Future policy benefits remeasurement (gains) losses	(4)	(2)	(5)	(1)	(20)	16
Interest credited	136	147	140	128	124	12
Policy acquisition costs and other insurance expenses	38	47	36	45	41	(3)
Other operating expenses	11	14	11	12	9	2
Total benefits and expenses	380	258	223	227	223	157

Adjusted operating income (loss) before notable items and income taxes	84	77	83	68	76	8
Notable items (1)	—	—	(3)	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$84	$77	$80	$68	$76	$8

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Policyholder account balances

Fixed annuities (deferred)	$11,699	$12,046	$12,257	$11,952	$11,555
Equity-indexed annuities	$2,701	$2,817	$2,919	$2,978	$3,038
Bank-owned life insurance (BOLI)	$2,505	$2,500	$2,508	$2,505	$2,499
Other policyholder account balances	$75	$75	$76	$76	$79

Variable annuities account balances
No riders	$598	$672	$642	$705	$786
GMDB only	734	771	802	811	891
GMIB only	16	20	19	20	23
GMAB only	2	2	2	2	3
GMWB only	866	863	833	916	1,035
GMDB / WB	168	165	158	174	240
Other	12	15	15	16	18
Total variable annuities account balances	$2,396	$2,508	$2,471	$2,644	$2,996

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$828	$848	$866	$961	$912

Future policy benefits (at original discount rate) associated with:
Payout annuities	$4,231	$4,153	$4,208	$4,269	$4,322
Other future policy benefits	$58	$59	$59	$60	$61

Liability for market risk benefits:

Equity-indexed annuities	$144	$132	$90	$106	$107
Variable annuities (liability)	$117	$115	$168	$166	$126
Variable annuities (asset)	$2	$—	$—	$—	$—

Net interest spread (1)	1.2%	1.2%	1.0%	1.0%	1.3%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net investment income	$1	$1	$2	$1	$1	$—
Other revenue	26	26	24	74	28	(2)
Total revenues	27	27	26	75	29	(2)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	—	(1)	1	1	1
Other operating expenses	4	3	4	2	3	1
Total benefits and expenses	6	3	3	3	4	2

Income before income taxes	$21	$24	$23	$72	$25	$(4)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net investment income	$1	$1	$2	$1	$1	$—
Other revenue	26	26	24	74	28	(2)
Total revenues	27	27	26	75	29	(2)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	—	(1)	1	1	1
Other operating expenses	4	3	4	2	3	1
Total benefits and expenses	6	3	3	3	4	2

Adjusted operating income (loss) before notable items and income taxes	$21	$24	$23	$72	$25	$(4)
Notable items (1)	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$21	$24	$23	$72	$25	$(4)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$295	$308	$293	$314	$304	$(9)
Net investment income	61	66	64	62	58	3
Investment related gains (losses), net	2	5	2	(6)	1	1
Other revenue	1	1	—	1	2	(1)
Total revenues	359	380	359	371	365	(6)

Benefits and expenses:
Claims and other policy benefits	270	285	272	285	287	(17)
Future policy benefits remeasurement (gains) losses	3	(10)	9	(2)	1	2
Policy acquisition costs and other insurance expenses	45	44	56	51	52	(7)
Other operating expenses	12	11	10	10	10	2
Total benefits and expenses	330	330	347	344	350	(20)

Income before income taxes	$29	$50	$12	$27	$15	$14

Loss and expense ratios:
Loss ratio (1)	92.5%	89.3%	95.9%	90.1%	94.7%	(2.2)%
Policy acquisition costs and other insurance expenses	15.3%	14.3%	19.1%	16.2%	17.1%	(1.8)%
Other operating expenses	4.1%	3.6%	3.4%	3.2%	3.3%	0.8%

Foreign currency effect on (2):
Net premiums	$(20)	$(23)	$(11)	$(13)	$—	$(20)
Income before income taxes	$(2)	$(3)	$—	$(1)	$—	$(2)

Creditor reinsurance net premiums	$18	$17	$18	$20	$18	$0

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$295	$308	$293	$314	$304	$(9)
Net investment income	62	67	65	62	58	4
Investment related gains, net	1	1	1	1	1	—
Other revenue	1	1	—	1	2	(1)
Total revenues	359	377	359	378	365	(6)

Benefits and expenses:
Claims and other policy benefits	270	285	272	285	287	(17)
Future policy benefits remeasurement (gains) losses	3	(10)	9	(2)	1	2
Policy acquisition costs and other insurance expenses	45	44	56	51	52	(7)
Other operating expenses	12	11	10	10	10	2
Total benefits and expenses	330	330	347	344	350	(20)

Adjusted operating income before notable items and income taxes	29	47	12	34	15	14
Notable items (1)	—	(5)	6	—	—	—
Adjusted operating income excluding notable items, before income taxes	$29	$42	$18	$34	$15	$14

Loss and expense ratios:
Loss ratio (2)	92.5%	89.3%	95.9%	90.1%	94.7%	(2.2)%
Policy acquisition costs and other insurance expenses	15.3%	14.3%	19.1%	16.2%	17.1%	(1.8)%
Other operating expenses	4.1%	3.6%	3.4%	3.2%	3.3%	0.8%

Foreign currency effect on (3):
Net premiums	$(20)	$(23)	$(11)	$(13)	$—	$(20)
Adjusted operating income before income taxes	$(2)	$(3)	$—	$(1)	$—	$(2)

Creditor reinsurance net premiums	$18	$17	$18	$20	$18	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$23	$23	$24	$25	$23	$—
Net investment income	1	1	1	2	1	—
Other revenue	3	4	2	2	2	1
Total revenues	27	28	27	29	26	1

Benefits and expenses:
Claims and other policy benefits	21	20	22	23	21	—
Future policy benefits remeasurement (gains) losses	(5)	(3)	(2)	(2)	(5)	—
Policy acquisition costs and other insurance expenses	1	1	—	—	1	—
Other operating expenses	—	1	1	1	—	—
Total benefits and expenses	17	19	21	22	17	—

Income before income taxes	$10	$9	$6	$7	$9	$1

Foreign currency effect on (2):
Net premiums	$(1)	$(2)	$(1)	$(1)	$—	$(1)
Income before income taxes	$(1)	$—	$(1)	$—	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$23	$23	$24	$25	$23	$—
Net investment income	1	1	1	2	1	—
Other revenue	3	4	2	2	2	1
Total revenues	27	28	27	29	26	1

Benefits and expenses:
Claims and other policy benefits	21	20	22	23	21	—
Future policy benefits remeasurement (gains) losses	(5)	(3)	(2)	(2)	(5)	—
Policy acquisition costs and other insurance expenses	1	1	—	—	1	—
Other operating expenses	—	1	1	1	—	—
Total benefits and expenses	17	19	21	22	17	—

Adjusted operating income before notable items and income taxes	10	9	6	7	9	1
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$10	$9	$6	$7	$9	$1

Foreign currency effect on (3):
Net premiums	$(1)	$(2)	$(1)	$(1)	$—	$(1)
Adjusted operating income before income taxes	$(1)	$—	$(1)	$—	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$438	$422	$436	$427	$451	$(13)
Net investment income	23	21	18	18	19	4
Other revenue	(1)	3	2	(2)	3	(4)
Total revenues	460	446	456	443	473	(13)

Benefits and expenses:
Claims and other policy benefits	390	404	409	377	396	(6)
Future policy benefits remeasurement (gains) losses	(8)	(10)	(7)	13	(11)	3
Policy acquisition costs and other insurance expenses	18	16	19	20	22	(4)
Other operating expenses	33	33	30	29	32	1
Total benefits and expenses	433	443	451	439	439	(6)

Income (loss) before income taxes	$27	$3	$5	$4	$34	$(7)

Loss and expense ratios:
Loss ratio (1)	87.2%	93.4%	92.2%	91.3%	85.4%	1.8%
Policy acquisition costs and other insurance expenses	4.1%	3.8%	4.4%	4.7%	4.9%	(0.8)%
Other operating expenses	7.5%	7.8%	6.9%	6.8%	7.1%	0.4%

Foreign currency effect on (2):
Net premiums	$(41)	$(53)	$(68)	$(46)	$(16)	$(25)
Income (loss) before income taxes	$(1)	$—	$—	$(2)	$(1)	$—

Critical illness net premiums	$33	$33	$41	$36	$39	$(6)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$438	$422	$436	$427	$451	$(13)
Net investment income	23	21	18	18	19	4
Other revenue	(1)	3	2	(2)	3	(4)
Total revenues	460	446	456	443	473	(13)

Benefits and expenses:
Claims and other policy benefits	390	404	409	377	396	(6)
Future policy benefits remeasurement (gains) losses	(8)	(10)	(7)	13	(11)	3
Policy acquisition costs and other insurance expenses	18	16	19	20	22	(4)
Other operating expenses	33	33	30	29	32	1
Total benefits and expenses	433	443	451	439	439	(6)

Adjusted operating income before notable items and income taxes	27	3	5	4	34	(7)
Notable items (1)	—	—	13	—	—	—
Adjusted operating income excluding notable items, before income taxes	$27	$3	$18	$4	$34	$(7)

Loss and expense ratios:
Loss ratio (2)	87.2%	93.4%	92.2%	91.3%	85.4%	1.8%
Policy acquisition costs and other insurance expenses	4.1%	3.8%	4.4%	4.7%	4.9%	(0.8)%
Other operating expenses	7.5%	7.8%	6.9%	6.8%	7.1%	0.4%

Foreign currency effect on (3):
Net premiums	$(41)	$(53)	$(68)	$(46)	$(16)	$(25)
Adjusted operating income (loss) before income taxes	$(1)	$—	$—	$(2)	$(1)	$—

Critical illness net premiums	$33	$33	$41	$36	$39	$(6)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$125	$127	$112	$119	$128	$(3)
Net investment income	46	44	37	34	36	10
Investment related gains (losses), net	(6)	(11)	(9)	(22)	16	(22)
Other revenue	4	6	2	4	3	1
Total revenues	169	166	142	135	183	(14)

Benefits and expenses:
Claims and other policy benefits	104	106	97	107	118	(14)
Future policy benefits remeasurement (gains) losses	(9)	(12)	3	(4)	(8)	(1)
Interest credited	—	(2)	(5)	(8)	(9)	9
Policy acquisition costs and other insurance expenses	2	2	2	1	2	—
Other operating expenses	13	16	11	14	13	—
Total benefits and expenses	110	110	108	110	116	(6)

Income before income taxes	$59	$56	$34	$25	$67	$(8)

Foreign currency effect on (2):
Net premiums	$(12)	$(17)	$(20)	$(14)	$(5)	$(7)
Income before income taxes	$(6)	$(4)	$(7)	$(4)	$(2)	$(4)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$125	$127	$112	$119	$128	$(3)
Net investment income	49	48	46	48	51	(2)
Investment related gains (losses), net	1	4	5	5	4	(3)
Other revenue	4	6	2	4	3	1
Total revenues	179	185	165	176	186	(7)

Benefits and expenses:
Claims and other policy benefits	104	106	97	107	118	(14)
Future policy benefits remeasurement (gains) losses	(9)	(12)	3	(4)	(8)	(1)
Interest credited	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	2	2	2	1	2	—
Other operating expenses	13	16	11	14	13	—
Total benefits and expenses	110	112	113	118	125	(15)

Adjusted operating income before notable items and income taxes	69	73	52	58	61	8
Notable items (2)	—	(14)	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$69	$59	$52	$58	$61	$8

Foreign currency effect on (3):
Net premiums	$(12)	$(17)	$(20)	$(14)	$(5)	$(7)
Adjusted operating income before income taxes	$(7)	$(6)	$(11)	$(8)	$(2)	$(5)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$662	$700	$660	$640	$650	$12
Net investment income	61	55	51	46	47	14
Investment related gains (losses), net	3	3	4	5	—	3
Other revenue	3	—	5	10	6	(3)
Total revenues	729	758	720	701	703	26

Benefits and expenses:
Claims and other policy benefits	563	548	627	523	494	69
Future policy benefits remeasurement (gains) losses	(9)	9	68	25	(2)	(7)
Policy acquisition costs and other insurance expenses	46	44	47	45	54	(8)
Other operating expenses	50	57	51	49	49	1
Total benefits and expenses	650	658	793	642	595	55

Income (loss) before income taxes	$79	$100	$(73)	$59	$108	$(29)

Loss and expense ratios:
Loss ratio (1)	83.7%	79.6%	105.3%	85.6%	75.7%	8.0%
Policy acquisition costs and other insurance expenses	6.9%	6.3%	7.1%	7.0%	8.3%	(1.4)%
Other operating expenses	7.6%	8.1%	7.7%	7.7%	7.5%	0.1%

Foreign currency effect on (2):
Net premiums	$(33)	$(61)	$(50)	$(38)	$(23)	$(10)
Income (loss) before income taxes	$(3)	$(6)	$6	$(3)	$2	$(5)

Critical illness net premiums	$299	$324	$296	$301	$295	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$662	$700	$660	$640	$650	$12
Net investment income	61	55	51	46	47	14
Investment related gains (losses), net	3	3	4	5	—	3
Other revenue	3	—	5	10	6	(3)
Total revenues	729	758	720	701	703	26

Benefits and expenses:
Claims and other policy benefits	563	548	627	523	494	69
Future policy benefits remeasurement (gains) losses	(9)	9	68	25	(2)	(7)
Policy acquisition costs and other insurance expenses	46	44	47	45	54	(8)
Other operating expenses	50	57	51	49	49	1
Total benefits and expenses	650	658	793	642	595	55

Adjusted operating income before notable items and income taxes	79	100	(73)	59	108	(29)
Notable items (1)	—	(42)	140	(23)	—	—
Adjusted operating income excluding notable items, before income taxes	$79	$58	$67	$36	$108	$(29)

Loss and expense ratios:
Loss ratio (2)	83.7%	79.6%	105.3%	85.6%	75.7%	8.0%
Policy acquisition costs and other insurance expenses	6.9%	6.3%	7.1%	7.0%	8.3%	(1.4)%
Other operating expenses	7.6%	8.1%	7.7%	7.7%	7.5%	0.1%

Foreign currency effect on (3):
Net premiums	$(33)	$(61)	$(50)	$(38)	$(23)	$(10)
Adjusted operating income (loss) before income taxes	$(2)	$(6)	$6	$(3)	$2	$(4)

Critical illness net premiums	$299	$324	$296	$301	$295	$4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$64	$64	$69	$60	$43	$21
Net investment income	108	94	77	55	44	64
Investment related gains (losses), net	(51)	83	(94)	(113)	(81)	30
Other revenue	10	—	119	41	14	(4)
Total revenues	131	241	171	43	20	111

Benefits and expenses:
Claims and other policy benefits	69	68	60	56	39	30
Future policy benefits remeasurement (gains) losses	(1)	7	—	—	—	(1)
Interest credited	54	39	38	22	20	34
Policy acquisition costs and other insurance expenses	16	12	21	15	12	4
Other operating expenses	6	6	5	4	5	1
Total benefits and expenses	144	132	124	97	76	68

Income (loss) before income taxes	$(13)	$109	$47	$(54)	$(56)	$43

Foreign currency effect on (2):
Net premiums	$(7)	$(9)	$(10)	$(8)	$(3)	$(4)
Income (loss) before income taxes	$—	$(17)	$11	$15	$5	$(5)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net premiums	$64	$64	$69	$60	$43	$21
Net investment income	108	94	77	55	44	64
Investment related gains, net	4	5	3	5	4	—
Other revenue	8	7	37	17	6	2
Total revenues	184	170	186	137	97	87

Benefits and expenses:
Claims and other policy benefits	69	68	60	56	39	30
Future policy benefits remeasurement (gains) losses	(1)	7	—	—	—	(1)
Interest credited	54	39	38	22	20	34
Policy acquisition costs and other insurance expenses	16	12	21	15	12	4
Other operating expenses	6	6	5	4	5	1
Total benefits and expenses	144	132	124	97	76	68

Adjusted operating income before notable items and income taxes	40	38	62	40	21	19
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$40	$38	$62	$40	$21	$19

Foreign currency effect on (3):
Net premiums	$(7)	$(9)	$(10)	$(8)	$(3)	$(4)
Adjusted operating income before income taxes	$(3)	$(3)	$(6)	$(3)	$(2)	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net investment income	$82	$35	$53	$104	$59	$23
Investment related gains (losses), net	(44)	36	(24)	(43)	3	(47)
Other revenue	11	19	(1)	(12)	1	10
Total revenues	49	90	28	49	63	(14)

Benefits and expenses:
Interest credited	14	12	8	6	6	8
Policy acquisition costs and other insurance income	(20)	(21)	(21)	(23)	(22)	2
Other operating expenses	77	96	84	76	63	14
Interest expense	50	54	46	42	42	8
Collateral finance and securitization expense	3	1	3	2	1	2
Total benefits and expenses	124	142	120	103	90	34

Income (loss) before income taxes	$(75)	$(52)	$(92)	$(54)	$(27)	$(48)

Foreign currency effect on (1):
Income (loss) before income taxes	$—	$(7)	$3	$1	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Revenues:
Net investment income	$82	$35	$53	$104	$59	$23
Investment related gains, net	4	2	2	1	3	1
Other revenue	13	13	10	1	10	3
Total revenues	99	50	65	106	72	27

Benefits and expenses:
Interest credited	14	12	8	6	6	8
Policy acquisition costs and other insurance income	(20)	(21)	(21)	(23)	(22)	2
Other operating expenses	77	96	84	76	63	14
Interest expense	50	54	46	42	42	8
Collateral finance and securitization expense	3	1	3	2	1	2
Total benefits and expenses	124	142	120	103	90	34

Adjusted operating income before notable items and income taxes	(25)	(92)	(55)	3	(18)	(7)
Notable items (1)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$(25)	$(92)	$(55)	$3	$(18)	$(7)

Foreign currency effect on (2):
Adjusted operating income (loss) before income taxes	$—	$—	$1	$1	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
U.S. and Latin America:
Traditional	$121	$114	$(69)	$90	$60	$61
Financial Solutions:
Asset Intensive	93	(32)	30	(29)	32	61
Capital Solutions	21	24	23	72	25	(4)
Total U.S. and Latin America	235	106	(16)	133	117	118
Canada:
Traditional	29	50	12	27	15	14
Financial Solutions	10	9	6	7	9	1
Total Canada	39	59	18	34	24	15
Europe, Middle East and Africa:
Traditional	27	3	5	4	34	(7)
Financial Solutions	59	56	34	25	67	(8)
Total Europe, Middle East and Africa	86	59	39	29	101	(15)
Asia Pacific:
Traditional	79	100	(73)	59	108	(29)
Financial Solutions	(13)	109	47	(54)	(56)	43
Total Asia Pacific	66	209	(26)	5	52	14
Corporate and Other	(75)	(52)	(92)	(54)	(27)	(48)
Consolidated income (loss) before income taxes	$351	$381	$(77)	$147	$267	$84

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
U.S. and Latin America:
Traditional	$122	$108	$(77)	$71	$45	$77
Financial Solutions:
Asset Intensive	84	77	83	68	76	8
Capital Solutions	21	24	23	72	25	(4)
Total U.S. and Latin America	227	209	29	211	146	81
Canada:
Traditional	29	47	12	34	15	14
Financial Solutions	10	9	6	7	9	1
Total Canada	39	56	18	41	24	15
Europe, Middle East and Africa:
Traditional	27	3	5	4	34	(7)
Financial Solutions	69	73	52	58	61	8
Total Europe, Middle East and Africa	96	76	57	62	95	1
Asia Pacific:
Traditional	79	100	(73)	59	108	(29)
Financial Solutions	40	38	62	40	21	19
Total Asia Pacific	119	138	(11)	99	129	(10)
Corporate and Other	(25)	(92)	(55)	3	(18)	(7)
Consolidated adjusted operating income (loss) before income taxes	456	387	38	416	376	80
Notable items (1)	—	(61)	326	(23)	—	—
Consolidated adjusted operating income (loss) excluding notable items before income taxes	$456	$326	$364	$393	$376	$80

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Fixed maturity securities, available-for-sale (1)	$56,085	$52,901	$50,495	$53,294	$57,922
Equity securities	138	134	137	127	139
Mortgage loans	6,833	6,590	6,558	6,544	6,535
Policy loans	1,221	1,231	1,202	1,218	1,221
Funds withheld at interest	5,976	6,003	6,177	6,393	6,737
Limited partnerships and real estate joint ventures	2,405	2,327	2,197	2,074	1,943
Short-term investments	246	154	225	272	315
Other invested assets	1,111	1,140	1,049	1,036	1,090
Cash and cash equivalents	3,294	2,927	3,512	2,556	2,709
Total cash and invested assets	$77,309	$73,407	$71,552	$73,514	$78,611

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Average invested assets at amortized cost (1)	$35,863	$35,300	$34,579	$34,859	$35,271	$592
Net investment income (1)	$415	$386	$374	$397	$457	$(42)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.71%	4.45%	4.40%	4.63%	5.29%	(58) bps
Variable investment income ("VII") (included in net investment income) (1)	$39	$42	$38	$70	$141	$(102)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.45%	4.14%	4.12%	3.96%	3.80%	65 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	March 31, 2023
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$39,621	$69	$255	$4,330	$35,477	63.3%
Canadian government	3,345	—	455	45	3,755	6.7%
Japanese government	3,749	—	9	315	3,443	6.1%
ABS	4,470	10	8	365	4,103	7.3%
CMBS	1,882	—	—	212	1,670	3.0%
RMBS	1,120	—	2	98	1,024	1.8%
U.S. government	1,923	—	6	184	1,745	3.1%
State and political subdivisions	1,261	—	9	132	1,138	2.0%
Other foreign government	4,123	—	31	424	3,730	6.7%
Total fixed maturity securities	$61,494	$79	$775	$6,105	$56,085	100.0%

	December 31, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$38,963	$27	$168	$5,135	$33,969	64.2%
Canadian government	3,311	—	381	66	3,626	6.9%
Japanese government	3,033	—	4	478	2,559	4.8%
ABS	4,324	10	4	440	3,878	7.3%
CMBS	1,835	—	—	212	1,623	3.1%
RMBS	1,054	—	1	114	941	1.8%
U.S. government	1,690	—	4	212	1,482	2.8%
State and political subdivisions	1,282	—	10	173	1,119	2.1%
Other foreign government	4,171	—	22	489	3,704	7.0%
Total fixed maturity securities	$59,663	$37	$594	$7,319	$52,901	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	March 31, 2023				December 31, 2022
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,358	$5,783	16.3%	A-	$6,281	$5,672	16.7%	A-
Brokerage/asset managers/exchanges	1,290	1,122	3.2%	A-	1,302	1,115	3.3%	A-
Finance companies	399	345	1.0%	BBB+	410	350	1.0%	BBB
Insurance	4,458	3,948	11.1%	A-	4,452	3,851	11.3%	A-
REITs	1,296	1,123	3.2%	BBB+	1,205	1,013	3.0%	BBB+
Other finance	931	722	2.0%	A-	901	679	2.0%	A-
Total financial institutions	$14,732	$13,043	36.8%		$14,551	$12,680	37.3%
Industrials
Basic	$1,916	$1,729	4.9%	BBB	$1,921	$1,690	5.0%	BBB
Capital goods	1,657	1,518	4.3%	BBB	1,734	1,550	4.6%	BBB
Communications	2,549	2,246	6.3%	BBB	2,517	2,136	6.3%	BBB
Consumer cyclical	2,068	1,875	5.3%	BBB+	1,997	1,748	5.1%	BBB+
Consumer noncyclical	4,691	4,251	12.0%	BBB+	4,625	4,052	11.9%	BBB+
Energy	2,047	1,854	5.2%	A-	2,050	1,801	5.3%	BBB+
Technology	1,782	1,665	4.7%	BBB+	1,617	1,461	4.3%	BBB+
Transportation	2,222	1,984	5.6%	A-	2,160	1,859	5.5%	BBB+
Other industrial	1,013	986	2.7%	BBB	1,003	960	2.8%	BBB
Total industrials	$19,945	$18,108	51.0%		$19,624	$17,257	50.8%
Utilities
Electric	$3,914	$3,446	9.7%	A-	$3,779	$3,200	9.4%	A-
Natural gas	681	587	1.7%	A-	664	553	1.7%	A-
Other utility	349	293	0.8%	BBB+	345	279	0.8%	BBB+
Total utilities	$4,944	$4,326	12.2%		$4,788	$4,032	11.9%
Total	$39,621	$35,477	100.0%	BBB+	$38,963	$33,969	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		March 31, 2023			December 31, 2022			September 30, 2022			June 30, 2022			March 31, 2022
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$38,291	$35,308	63.0%	$36,217	$32,295	61.1%	$33,881	$30,062	59.6%	$33,989	$31,782	59.6%	$34,434	$34,741	60.0%
2	BBB	19,832	17,658	31.5%	20,188	17,580	33.2%	19,931	16,924	33.5%	19,851	18,011	33.8%	19,691	19,574	33.8%
3	BB	2,811	2,698	4.8%	2,734	2,607	5.0%	3,044	2,843	5.6%	2,940	2,774	5.2%	2,821	2,769	4.8%
4	B	402	340	0.6%	397	331	0.6%	625	583	1.2%	658	619	1.2%	730	720	1.2%
5	CCC	100	69	0.1%	103	71	0.1%	107	62	0.1%	124	84	0.2%	127	92	0.2%
6	In or near default	58	12	—%	24	17	—%	42	21	—%	46	24	—%	46	26	—%
	Total	$61,494	$56,085	100.0%	$59,663	$52,901	100.0%	$57,630	$50,495	100.0%	$57,608	$53,294	100.0%	$57,849	$57,922	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	March 31, 2023			December 31, 2022			September 30, 2022			June 30, 2022			March 31, 2022
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$1,880	$1,775	26.1%	$1,825	$1,702	26.4%	$1,788	$1,650	26.0%	$1,714	$1,622	25.1%	$1,659	$1,630	25.1%
ABS, excluding CLOs	2,590	2,328	34.2%	2,499	2,176	33.8%	2,377	2,073	32.6%	2,377	2,160	33.4%	2,256	2,116	32.5%
Total ABS	4,470	4,103	60.3%	4,324	3,878	60.2%	4,165	3,723	58.6%	4,091	3,782	58.5%	3,915	3,746	57.6%
CMBS	1,882	1,670	24.6%	1,835	1,623	25.2%	1,843	1,670	26.3%	1,856	1,735	26.8%	1,829	1,786	27.5%
RMBS:
Agency	473	432	6.4%	476	427	6.6%	489	442	7.0%	519	498	7.7%	538	537	8.3%
Non-agency	647	592	8.7%	578	514	8.0%	565	511	8.1%	485	452	7.0%	445	429	6.6%
Total RMBS	1,120	1,024	15.1%	1,054	941	14.6%	1,054	953	15.1%	1,004	950	14.7%	983	966	14.9%
Total	$7,472	$6,797	100.0%	$7,213	$6,442	100.0%	$7,062	$6,346	100.0%	$6,951	$6,467	100.0%	$6,727	$6,498	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of March 31, 2023
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$9,861	$486	$18,130	$3,705	$27,991	$4,191
Canadian government	395	15	165	30	560	45
Japanese government	379	4	2,291	311	2,670	315
ABS	811	38	2,777	311	3,588	349
CMBS	341	20	1,271	188	1,612	208
RMBS	332	16	513	82	845	98
U.S. government	909	5	606	179	1,515	184
State and political subdivisions	350	10	635	122	985	132
Other foreign government	1,073	38	1,763	325	2,836	363
Total investment grade securities	$14,451	$632	$28,151	$5,253	$42,602	$5,885

Below investment grade securities:
Corporate	$550	$58	$546	$79	$1,096	$137
ABS	45	3	46	10	91	13
Other foreign government	—	—	187	61	187	61
Total below investment grade securities	$595	$61	$779	$150	$1,374	$211
Total fixed maturity securities	$15,046	$693	$28,930	$5,403	$43,976	$6,096

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$21,867	$2,756	$6,840	$2,225	$28,707	$4,981
Canadian government	554	42	71	23	625	65
Japanese government	815	86	1,694	392	2,509	478
ABS	1,596	153	1,931	269	3,527	422
CMBS	1,314	144	281	65	1,595	209
RMBS	664	62	181	53	845	115
U.S. government	1,202	64	253	148	1,455	212
State and political subdivisions	819	124	131	50	950	174
Other foreign government	1,942	167	1,026	260	2,968	427
Total investment grade securities	$30,773	$3,598	$12,408	$3,485	$43,181	$7,083

Below investment grade securities:
Corporate	$767	$87	$305	$61	$1,072	$148
ABS	52	6	38	9	90	15
Other foreign government	39	2	164	60	203	62
Total below investment grade securities	$858	$95	$507	$130	$1,365	$225
Total fixed maturity securities	$31,631	$3,693	$12,915	$3,615	$44,546	$7,308

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(42)	$15	$3	$(13)	$(11)	$(31)
Impairments on fixed maturities	(1)	(2)	(12)	(2)	(1)	—
Realized gains on investment activity	31	127	20	34	11	20
Realized losses on investment activity	(75)	(160)	(106)	(94)	(36)	(39)
Net gains (losses) on fixed maturity securities available-for-sale	(87)	(20)	(95)	(75)	(37)	(50)

Net gains (losses) on equity securities	2	(5)	7	(15)	(8)	10
Change in mortgage loan allowance for credit losses	3	(8)	(5)	(1)	(2)	5
Change in fair value of certain limited partnership investments	(3)	9	—	10	19	(22)
Other, net	2	—	7	11	8	(6)

Free-standing derivatives (1):
Interest rate swaps	20	(2)	(33)	(44)	(52)	72
Interest rate options	(23)	(9)	18	(6)	—	(23)
Total return swaps	3	22	(1)	—	—	3
Interest rate futures	—	1	2	1	2	(2)
Equity futures	(9)	(11)	5	23	5	(14)
Foreign currency swaps	—	(6)	9	11	7	(7)
Foreign currency swaps - hedged	(1)	1	1	—	4	(5)
Foreign currency forwards	(19)	61	(55)	(76)	(23)	4
CPI swaps	1	6	7	(11)	29	(28)
Credit default swaps	11	37	(12)	(33)	(58)	69
Equity options	(14)	(15)	8	21	—	(14)
Total free-standing derivatives	(31)	85	(51)	(114)	(86)	55

Embedded derivatives	37	(67)	(17)	(56)	(33)	70

Net gains (losses) on total derivatives	6	18	(68)	(170)	(119)	125

Total investment related gains (losses), net	$(77)	$(6)	$(154)	$(240)	$(139)	$62

(1) Free-standing derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
U.S. & Latin America Traditional
Income (loss) before income taxes	$121	$114	$(69)	$90	$60	$61
Investment and derivative losses (1)	—	1	(1)	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	1	(7)	(7)	(19)	(15)	16
Adjusted operating income (loss) before notable items and income taxes	122	108	(77)	71	45	77
Notable items (2)	—	—	170	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$122	$108	$93	$71	$45	$77

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$93	$(32)	$30	$(29)	$32	$61
Market risk benefits remeasurement (gains) losses	14	(19)	23	40	(34)	48
Investment and derivative (gains) losses (1)	18	54	17	5	45	(27)
Change in fair value of funds withheld embedded derivatives (1)	(38)	74	24	75	48	(86)
Funds withheld (gains) losses - investment income	(4)	(1)	(1)	4	2	(6)
EIA embedded derivatives - interest credited	(7)	1	(10)	(27)	(17)	10
Other	8	—	—	—	—	8
Adjusted operating income (loss) before notable items and income taxes	84	77	83	68	76	8
Notable items (2)	—	—	(3)	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$84	$77	$80	$68	$76	$8

U.S. & Latin America Capital Solutions
Income before income taxes	$21	$24	$23	$72	$25	$(4)
Adjusted operating income (loss) before notable items and income taxes	21	24	23	72	25	(4)
Notable items (2)	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$21	$24	$23	$72	$25	$(4)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Canada Traditional
Income before income taxes	$29	$50	$12	$27	$15	$14
Investment and derivative (gains) losses (1)	(1)	(4)	(1)	7	—	(1)
Investment income - non-operating FWAI	1	1	1	—	—	1
Adjusted operating income (loss) before notable items and income taxes	29	47	12	34	15	14
Notable items (2)	—	(5)	6	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$29	$42	$18	$34	$15	$14

Canada Financial Solutions
Income before income taxes	$10	$9	$6	$7	$9	$1
Adjusted operating income (loss) before notable items and income taxes	10	9	6	7	9	1
Notable items (2)	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$10	$9	$6	$7	$9	$1

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$27	$3	$5	$4	$34	$(7)
Adjusted operating income (loss) before notable items and income taxes	27	3	5	4	34	(7)
Notable items (2)	—	—	13	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$27	$3	$18	$4	$34	$(7)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$59	$56	$34	$25	$67	$(8)
Investment and derivative (gains) losses (1)	7	15	14	27	(12)	19
Investment income - non-operating FWAI	3	2	4	6	6	(3)
Investment (income) loss on unit-linked variable annuities	—	2	5	8	9	(9)
Interest credited on unit-linked variable annuities	—	(2)	(5)	(8)	(9)	9
Adjusted operating income (loss) before notable items and income taxes	69	73	52	58	61	8
Notable items (2)	—	(14)	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$69	$59	$52	$58	$61	$8

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2023	2022	2022	2022	2022	Quarter
Asia Pacific Traditional
Income (loss) before income taxes	$79	$100	$(73)	$59	$108	$(29)
Adjusted operating income (loss) before notable items and income taxes	79	100	(73)	59	108	(29)
Notable items (2)	—	(42)	140	(23)	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$79	$58	$67	$36	$108	$(29)

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(13)	$109	$47	$(54)	$(56)	$43
Investment and derivative (gains) losses (1)	55	(78)	97	118	85	(30)
Other	(2)	7	(82)	(24)	(8)	6
Adjusted operating income (loss) before notable items and income taxes	40	38	62	40	21	19
Notable items (2)	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$40	$38	$62	$40	$21	$19

Corporate and Other
Income (loss) before income taxes	$(75)	$(52)	$(92)	$(54)	$(27)	$(48)
Investment and derivative (gains) losses (1)	48	(34)	26	44	—	48
Interest expense on uncertain tax positions	—	—	—	—	—	—
Other	2	(6)	11	13	9	(7)
Adjusted operating income (loss) before notable items and income taxes	(25)	(92)	(55)	3	(18)	(7)
Notable items (2)	—	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$(25)	$(92)	$(55)	$3	$(18)	$(7)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

RGA, Inc. stockholders’ equity	$7,626	$7,081	$6,755	$7,389	$7,947
Less effect of AOCI:
Accumulated currency translation adjustments	(94)	(116)	(147)	3	8
Unrealized appreciation of securities	(4,393)	(5,496)	(5,788)	(3,549)	(10)
Effect of updating discount rates on future policy benefits	3,034	3,755	3,989	2,122	(795)
Change in instrument-specific credit risk for market risk benefits	14	13	19	(9)	(11)
Pension and postretirement benefits	(22)	(27)	(51)	(51)	(50)
RGA, Inc. stockholders’ equity, excluding AOCI	9,087	8,952	8,733	8,873	8,805
Year-to-date notable items, net of tax (1)	—	184	230	(17)	—
RGA, Inc. stockholders’ equity, excluding AOCI and notable items	$9,087	$9,136	$8,963	$8,856	$8,805

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses"

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Book value per share	$114.60	$106.19	$101.08	$110.27	$118.62
Less effect of AOCI:
Accumulated currency translation adjustment	(1.41)	(1.73)	(2.20)	0.04	0.12
Unrealized (depreciation) appreciation of securities	(66.02)	(82.44)	(86.61)	(52.96)	(0.15)
Effect of updating discount rates on future policy benefits	45.59	56.32	59.69	31.66	(11.87)
Change in instrument-specific credit risk for market risk benefits	0.22	0.19	0.29	(0.14)	(0.17)
Pension and postretirement benefits	(0.34)	(0.41)	(0.77)	(0.75)	(0.75)
Book value per share, excluding AOCI	$136.56	$134.26	$130.68	$132.42	$131.44

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